Exhibit 99.4
                                 ------------
                Computational Materials and/or ABS Term Sheets

                                                                  Exhibit 99.4


[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------

                         MI Covered Loans (Aggregate)
                              ARM  $374,945,793
                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                          Range
(As of Calculation Date)                                                                  -----

Total Number of Loans                                                  1,579
Total Outstanding Balance                                       $374,945,793
Average Loan Balance                                                $237,458        $33,120 to $977,500
WA Mortgage Rate                                                      6.992%         4.375% to 11.875%
Net WAC                                                               5.493%         2.876% to 10.376%
ARM Characteristics
      WA Gross Margin                                                 6.904%         4.000% to 10.700%
      WA Months to First Roll                                             29              1 to 36
      WA First Periodic Cap                                           1.695%          1.000% to 3.000%
      WA Subsequent Periodic Cap                                      1.435%          1.000% to 3.000%
      WA Lifetime Cap                                                13.864%         11.375% to 18.875%
      WA Lifetime Floor                                               6.986%         4.375% to 11.875%
WA Original Term (months)                                                360             360 to 360
WA Remaining Term (months)                                               358             284 to 360
WA LTV                                                                93.78%         80.00% to 100.00%
  Percentage of Pool with CLTV > 100%                                  0.00%
  WA Effective LTV (Post MI)                                          67.12%
  Second Liens w/100% CLTV                                             0.00%
WA FICO                                                                  678

Secured by (% of pool)           1st Liens                           100.00%
                                 2nd Liens                             0.00%
Prepayment Penalty at Loan Orig (% of all loans)                      73.42%


--------------------------------------------------------------------------------------------------------------------------
 Top 5 States:         Top 5 Prop:        Doc Types:      Purpose Codes       Occ Codes        Grades        Orig PP Term
 -------------         -----------        ----------      -------------       ---------        ------        ------------
CA        34.18%     SFR      69.33%   FULL      67.04%   PUR     55.85%     OO    92.57%     A   100.00     0      26.58%
FL        11.13%     PUD      15.77%   STATED    32.96%   RCO     41.85%     INV    5.84%                    6       0.03%
IL         4.79%     CND       8.86%                      RNC      2.30%     2H     1.60%                    12      4.86%
NV         3.26%     2 FAM     3.57%                                                                         24     39.49%
MN         3.20%     3 FAM     1.21%                                                                         36     29.00%
                                                                                                              60     0.03%



--------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------

                         MI Covered Loans (Aggregate)
                              ARM  $374,945,793
                                Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                        Program
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF    % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION                        BALANCE  LOANS   TOTAL      BALANCE       WAC    TERM  FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                         $514,159      3    0.14     $171,386     7.991  344.33   708     95.8
2/28 LIB6M                     $44,774,645    253   11.94     $176,975     7.293  357.60   673     94.3
2/28 LIB6M - IO - 24          $108,411,095    360   28.91     $301,142     6.817  358.62   679     94.2
2/28 LIB6M - IO - 60            $9,229,913     32    2.46     $288,435     6.991  357.47   689     91.5
3/27 LIB6M                     $80,890,934    442   21.57     $183,011     7.283  358.70   673     93.6
3/27 LIB6M - IO - 36          $123,165,211    455   32.85     $270,693     6.845  358.71   681     93.7
3/27 LIB6M - IO - 60            $7,959,834     34    2.12     $234,113     6.944  357.95   677     91.0
---------------------------------------------------------------------------------------------------------------------------------
                              $374,945,793  1,579  100.00     $237,458     6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                        Original Term
---------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL      BALANCE       WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
ARM 360                       $374,945,793  1,579  100.00     $237,458     6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------
                              $374,945,793  1,579  100.00     $237,458     6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL      BALANCE       WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00           $268,965      6    0.07      $44,828     8.879  333.96   682     94.0
$50,000.01 - $75,000.00         $4,362,303     68    1.16      $64,152     7.855  357.89   669     96.6
$75,000.01 - $100,000.00       $10,859,503    121    2.90      $89,748     7.581  358.03   676     96.7
$100,000.01 - $150,000.00      $36,651,726    291    9.78     $125,951     7.353  358.25   675     95.4
$150,000.01 - $200,000.00      $43,900,498    250   11.71     $175,602     7.270  358.41   676     95.1
$200,000.01 - $250,000.00      $50,514,402    224   13.47     $225,511     7.114  358.36   675     93.6
$250,000.01 - $300,000.00      $55,793,501    203   14.88     $274,845     6.879  358.57   677     93.6
$300,000.01 - $350,000.00      $44,475,746    137   11.86     $324,640     6.867  358.56   680     93.5
$350,000.01 - $400,000.00      $38,525,837    103   10.28     $374,037     6.719  358.57   675     92.4
$400,000.01 - $450,000.00      $23,973,420     56    6.39     $428,097     6.747  358.64   678     93.4
$450,000.01 - $500,000.00      $24,604,224     51    6.56     $482,436     6.913  358.69   682     93.1
$500,000.01 - $550,000.00      $14,656,738     28    3.91     $523,455     6.842  358.86   679     94.6
$550,000.01 - $600,000.00       $9,707,062     17    2.59     $571,004     6.694  358.93   679     92.6
$600,000.01 - $650,000.00       $7,546,491     12    2.01     $628,874     6.380  358.67   704     93.7
$650,000.01 - $700,000.00       $3,413,900      5    0.91     $682,780     6.272  358.79   700     89.9
$700,000.01 - $750,000.00       $1,454,250      2    0.39     $727,125     6.375  358.00   662     96.9
$750,000.01 - $800,000.00       $1,600,000      2    0.43     $800,000     6.145  358.00   691     84.7
$800,000.01 - $850,000.00       $1,659,727      2    0.44     $829,863     8.556  358.49   689     84.5
> $900,000.00                     $977,500      1    0.26     $977,500     6.900  359.00   640     85.0
---------------------------------------------------------------------------------------------------------------------------------
                              $374,945,793  1,579  100.00     $237,458     6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------

                         MI Covered Loans (Aggregate)
                              ARM  $374,945,793
                                Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                   State
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                        BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
Alabama                         $1,657,244     12    0.44     $138,104     7.807  358.35   666     96.5
Alaska                          $1,194,129      5    0.32     $238,826     7.077  359.18   676     94.6
Arizona                        $11,581,151     66    3.09     $175,472     7.090  358.64   663     94.1
Arkansas                        $1,745,185     13    0.47     $134,245     7.680  358.43   661     96.5
California                    $128,174,364    356   34.18     $360,040     6.659  358.55   682     92.7
Colorado                        $8,965,329     43    2.39     $208,496     6.993  358.73   681     94.7
Connecticut                     $4,196,553     18    1.12     $233,142     7.412  358.68   687     94.9
Delaware                          $890,609      2    0.24     $445,305     7.163  358.62   664     90.0
District of Columbia              $157,709      1    0.04     $157,709     7.000  357.00   650     85.0
Florida                        $41,729,083    187   11.13     $223,150     7.341  358.33   676     94.3
Georgia                         $7,412,588     48    1.98     $154,429     7.705  358.39   673     95.0
Hawaii                          $4,010,131     10    1.07     $401,013     6.853  358.45   692     91.2
Idaho                           $1,828,507     10    0.49     $182,851     7.231  358.45   670     90.2
Illinois                       $17,967,677     77    4.79     $233,346     7.172  358.70   679     95.1
Indiana                         $2,273,396     17    0.61     $133,729     7.483  353.58   664     96.0
Iowa                              $183,016      2    0.05      $91,508     8.635  358.39   652     97.0
Kansas                          $1,551,826     10    0.41     $155,183     8.017  358.69   672     97.3
Kentucky                        $1,702,488     15    0.45     $113,499     7.844  351.26   667     97.2
Louisiana                       $2,418,679     21    0.65     $115,175     7.568  358.45   673     97.9
Maine                             $846,474      4    0.23     $211,619     6.387  359.28   667     92.6
Maryland                        $8,978,244     38    2.39     $236,270     6.679  358.41   674     91.9
Massachusetts                   $7,828,970     27    2.09     $289,962     6.776  358.71   679     93.0
Michigan                       $10,836,024     70    2.89     $154,800     7.541  358.73   678     94.4
Minnesota                      $11,991,791     58    3.20     $206,755     7.069  358.78   680     96.4
Mississippi                       $870,449      7    0.23     $124,350     6.761  358.43   653     92.2
Missouri                        $3,507,649     26    0.94     $134,910     7.768  358.68   668     97.8
Montana                         $1,246,238      5    0.33     $249,248     7.001  358.54   668     99.2
Nebraska                          $506,653      4    0.14     $126,663     7.137  358.77   705     93.8
Nevada                         $12,220,720     43    3.26     $284,203     6.918  358.58   679     92.1
New Hampshire                   $1,844,547      7    0.49     $263,507     7.247  358.65   662     96.6
New Jersey                      $8,329,652     32    2.22     $260,302     7.133  358.45   675     91.7
New Mexico                        $894,482      7    0.24     $127,783     7.254  358.90   653     98.0
New York                        $8,772,063     25    2.34     $350,883     6.616  358.74   676     94.0
North Carolina                  $3,495,729     19    0.93     $183,986     7.026  358.70   667     94.4
North Dakota                      $228,516      2    0.06     $114,258     7.902  359.00   680    100.0
Ohio                            $2,467,834     21    0.66     $117,516     7.751  357.36   664     98.4
Oklahoma                        $1,337,552     11    0.36     $121,596     7.248  355.83   663     95.6
Oregon                          $6,099,708     31    1.63     $196,765     6.888  358.85   672     93.6
Pennsylvania                    $4,396,364     25    1.17     $175,855     7.235  358.13   669     95.5
South Carolina                    $960,113      7    0.26     $137,159     7.881  358.39   657     95.8
South Dakota                      $841,696      5    0.22     $168,339     7.077  359.54   670     95.6
Tennessee                       $3,600,951     25    0.96     $144,038     7.216  358.39   685     97.0
Texas                           $6,349,362     51    1.69     $124,497     7.311  358.71   678     97.1
Utah                            $3,767,782     16    1.00     $235,486     7.291  358.55   672     92.3
Vermont                           $377,041      2    0.10     $188,521     7.200  358.60   669     89.6


---------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------

                         MI Covered Loans (Aggregate)
                              ARM  $374,945,793
                                Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                   State
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                        BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
Virginia                        $8,943,422     32    2.39     $279,482     7.076  358.49   675     92.1
Washington                     $11,480,919     51    3.06     $225,116     6.653  358.60   679     94.4
West Virginia                     $222,000      1    0.06     $222,000     7.750  359.00   678     81.9
Wisconsin                       $1,823,315     13    0.49     $140,255     7.822  358.63   685     96.1
Wyoming                           $239,866      1    0.06     $239,866     5.875  358.00   679    100.0
---------------------------------------------------------------------------------------------------------------------------------
                              $374,945,793  1,579  100.00     $237,458     6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                   Loan-to-Value Ratios
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                        BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                  $51,968,619    181   13.86     $287,119     6.581  358.24   676     84.2
85.01 - 90.00                 $120,410,154    477   32.11     $252,432     6.913  358.40   674     89.6
90.01 - 95.00                  $48,048,915    200   12.81     $240,245     7.185  358.48   679     94.6
95.01 - 100.00                $154,518,106    721   41.21     $214,311     7.133  358.63   681    100.0
---------------------------------------------------------------------------------------------------------------------------------
                              $374,945,793  1,579  100.00     $237,458     6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                        BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                     $128,500      1    0.03     $128,500     4.375  360.00   683     99.6
4.501 - 5.000                   $1,478,488      3    0.39     $492,829     4.923  358.27   742     93.0
5.001 - 5.500                   $6,934,129     19    1.85     $364,954     5.384  358.71   705     88.3
5.501 - 6.000                  $38,963,166    120   10.39     $324,693     5.864  358.64   692     91.4
6.001 - 6.500                  $69,126,861    236   18.44     $292,910     6.348  358.63   680     92.8
6.501 - 7.000                 $110,833,245    448   29.56     $247,396     6.795  358.64   677     93.8
7.001 - 7.500                  $62,482,985    296   16.66     $211,091     7.288  358.61   670     94.7
7.501 - 8.000                  $45,323,437    237   12.09     $191,238     7.792  358.57   673     95.2
8.001 - 8.500                  $21,921,989    118    5.85     $185,780     8.267  358.25   674     95.5
8.501 - 9.000                   $9,733,416     60    2.60     $162,224     8.794  358.59   668     96.6
9.001 - 9.500                   $3,186,888     20    0.85     $159,344     9.249  350.62   666     94.4
9.501 - 10.000                  $1,356,141      9    0.36     $150,682     9.775  351.69   676     96.4
10.001 - 10.500                   $815,036      5    0.22     $163,007    10.392  354.46   664     91.2
10.501 - 11.000                   $990,374      3    0.26     $330,125    10.616  351.62   657     98.8
11.001 - 11.500                   $984,327      2    0.26     $492,163    11.250  359.18   649     85.0
11.501 - 12.000                   $686,811      2    0.18     $343,406    11.692  359.00   675    100.0
---------------------------------------------------------------------------------------------------------------------------------
                              $374,945,793  1,579  100.00     $237,458     6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------

                         MI Covered Loans (Aggregate)
                              ARM  $374,945,793
                                Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                                       Property Type
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                        BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
SFR                           $259,956,579  1,134   69.33     $229,239     6.964  358.41   678     93.8
PUD                            $59,133,253    213   15.77     $277,621     6.971  358.62   672     93.8
CND                            $33,236,312    146    8.86     $227,646     7.077  358.75   683     95.0
2 FAM                          $13,397,505     55    3.57     $243,591     7.116  358.53   680     93.6
3 FAM                           $4,524,408     13    1.21     $348,031     7.699  358.85   679     87.1
CNDP                            $2,800,731     12    0.75     $233,394     7.347  358.80   687     94.3
4 FAM                           $1,897,006      6    0.51     $316,168     6.954  358.23   663     89.2
---------------------------------------------------------------------------------------------------------------------------------
                              $374,945,793  1,579  100.00     $237,458     6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                       Purpose
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                        BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
PUR                           $209,398,342    932   55.85     $224,676     7.133  358.59   682     97.0
RCO                           $156,919,084    602   41.85     $260,663     6.806  358.47   673     89.7
RNC                             $8,628,367     45    2.30     $191,741     6.959  356.08   660     90.8
---------------------------------------------------------------------------------------------------------------------------------
                              $374,945,793  1,579  100.00     $237,458     6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                       Occupancy
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                        BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
OO                            $347,073,558  1,445   92.57     $240,189     6.954  358.48   676     94.1
INV                            $21,880,289    108    5.84     $202,595     7.385  358.48   696     89.2
2H                              $5,991,945     26    1.60     $230,459     7.771  358.50   682     90.3
---------------------------------------------------------------------------------------------------------------------------------
                              $374,945,793  1,579  100.00     $237,458     6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                              Range of Months Remaining to Scheduled Maturity
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                        BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
181 - 300                         $133,117      2    0.04      $66,558     9.789  288.93   674     85.0
301 - 360                     $374,812,676  1,577   99.96     $237,674     6.991  358.51   678     93.8
---------------------------------------------------------------------------------------------------------------------------------
                              $374,945,793  1,579  100.00     $237,458     6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                             Collateral Grouped by Document Type
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                        BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
FULL                          $251,350,871  1,108   67.04     $226,851     6.781  358.46   680     94.7



---------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------

                         MI Covered Loans (Aggregate)
                              ARM  $374,945,793
                                Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                             Collateral Grouped by Document Type
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                        BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
STATED INCOME                 $123,594,921    471   32.96     $262,410     7.422  358.52   674     91.9
---------------------------------------------------------------------------------------------------------------------------------
                              $374,945,793  1,579  100.00     $237,458     6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                  Collateral Grouped by FICO
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                        BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
801 - 820                         $952,395      3    0.25     $317,465     6.650  358.83   808     99.0
781 - 800                       $3,653,363     13    0.97     $281,028     6.144  358.11   788     93.9
761 - 780                       $6,991,464     28    1.86     $249,695     6.576  358.72   771     91.8
741 - 760                      $12,361,630     51    3.30     $242,385     6.760  358.73   749     94.2
721 - 740                      $20,569,597     77    5.49     $267,138     6.667  358.57   730     94.4
701 - 720                      $29,077,586    117    7.76     $248,526     6.793  358.63   710     95.5
681 - 700                      $63,393,408    263   16.91     $241,040     6.930  358.31   689     94.5
661 - 680                      $91,519,321    391   24.41     $234,065     6.953  358.47   669     93.8
641 - 660                     $140,369,395    615   37.44     $228,243     7.204  358.49   650     93.2
621 - 640                       $6,057,633     21    1.62     $288,459     6.923  358.63   640     89.7
---------------------------------------------------------------------------------------------------------------------------------
                              $374,945,793  1,579  100.00     $237,458     6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                            Grade
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                        BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
A                             $374,945,793  1,579  100.00     $237,458     6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------
                              $374,945,793  1,579  100.00     $237,458     6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                            Collateral Grouped by Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION                        BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
0                              $99,669,846    432   26.58     $230,717     7.315  358.69   677     94.1
6                                 $105,767      1    0.03     $105,767     7.500  358.00   750     95.0
12                             $18,234,540     62    4.86     $294,105     7.327  358.69   678     92.6
24                            $148,075,283    586   39.49     $252,688     6.873  358.36   676     94.1
36                            $108,730,328    497   29.00     $218,773     6.801  358.48   680     93.3
60                                $130,028      1    0.03     $130,028     8.500  301.00   692     83.2
---------------------------------------------------------------------------------------------------------------------------------
                              $374,945,793  1,579  100.00     $237,458     6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------

                         MI Covered Loans (Aggregate)
                              ARM  $374,945,793
                                Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                             Range of Months to Roll                          (Excludes  0  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                WA        CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION    MTR        BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
0 - 6            4     $1,320,617     11    0.35      $120,056    9.017  318.37   682     90.6
13 - 18         16       $653,269      3    0.17      $217,756    7.550  352.41   673     95.3
19 - 24         23   $160,955,927    634   42.93      $253,874    6.942  358.58   678     94.1
25 - 31         31       $294,918      1    0.08      $294,918    5.990  355.00   790    100.0
32 - 37         35   $211,721,061    930   56.47      $227,657    7.017  358.68   677     93.5
---------------------------------------------------------------------------------------------------------------------------------
                     $374,945,793  1,579  100.00      $237,458    6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Margin                               (Excludes  0  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION              BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000           $505,732      2    0.13      $252,866    6.512  358.51   653     96.5
4.001 - 5.000         $3,056,034      8    0.82      $382,004    5.874  357.56   724     93.1
5.001 - 6.000        $46,201,486    153   12.32      $301,970    6.007  358.39   693     90.9
6.001 - 7.000       $187,108,360    713   49.90      $262,424    6.683  358.39   678     93.2
7.001 - 8.000       $108,170,232    545   28.85      $198,477    7.552  358.68   671     95.4
8.001 - 9.000        $26,437,537    140    7.05      $188,840    8.398  358.59   671     96.0
9.001 - 10.000        $2,595,663     16    0.69      $162,229    9.405  358.74   675     97.4
10.001 - 11.000         $870,749      2    0.23      $435,374   10.614  358.57   659    100.0
---------------------------------------------------------------------------------------------------------------------------------
6.904               $374,945,793  1,579  100.00      $237,458    6.992  358.48   678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                             Range of Maximum Rates                            (Excludes  0  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION              BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500         $128,500      1    0.03      $128,500    4.375  360.00   683     99.6
11.501 - 12.000       $4,934,819     17    1.32      $290,283    5.904  357.89   711     89.8
12.001 - 12.500      $14,426,601     47    3.85      $306,949    5.880  358.53   698     88.8
12.501 - 13.000      $50,653,845    175   13.51      $289,451    6.122  358.49   687     91.3
13.001 - 13.500      $69,467,175    249   18.53      $278,985    6.470  358.57   678     93.2
13.501 - 14.000     $103,605,361    420   27.63      $246,679    6.864  358.66   676     94.2
14.001 - 14.500      $58,124,419    274   15.50      $212,133    7.345  358.65   670     95.0
14.501 - 15.000      $39,738,672    214   10.60      $185,695    7.823  358.67   674     95.7
15.001 - 15.500      $18,075,227     99    4.82      $182,578    8.295  358.29   675     95.8
15.501 - 16.000       $8,675,773     49    2.31      $177,057    8.830  356.53   669     96.0
16.001 - 16.500       $2,702,849     17    0.72      $158,991    9.262  353.28   663     94.1
16.501 - 17.000       $1,006,424      6    0.27      $167,737    9.789  358.42   682     98.2
17.001 - 17.500         $744,616      4    0.20      $186,154   10.394  359.23   663     91.8
17.501 - 18.000         $990,374      3    0.26      $330,125   10.616  351.62   657     98.8
18.001 - 18.500         $984,327      2    0.26      $492,163   11.250  359.18   649     85.0
18.501 - 19.000         $686,811      2    0.18      $343,406   11.692  359.00   675    100.0



---------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------

                         MI Covered Loans (Aggregate)
                              ARM  $374,945,793
                                Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                          Range of Maximum Rates                               (Excludes  0  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.           ORIG
DESCRIPTION              BALANCE  LOANS   TOTAL      BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
13.864              $374,945,793  1,579  100.00     $237,458    6.992  358.48    678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                              Initial Periodic Rate Cap                        (Excludes  0  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                         CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION              BALANCE   LOANS   TOTAL      BALANCE      WAC     TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
1.000                 $1,676,303       9    0.45     $186,256    7.191   352.04    678     92.8
1.500               $321,286,109   1,324   85.69     $242,663    6.967   358.59    678     94.1
2.000                 $4,154,912      15    1.11     $276,994    6.997   357.42    701     90.4
3.000                $47,828,469     231   12.76     $207,050    7.153   358.05    676     91.7
---------------------------------------------------------------------------------------------------------------------------------
                    $374,945,793   1,579  100.00     $237,458    6.992   358.48    678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                            Subsequent Periodic Rate Cap                       (Excludes  0  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF      % OF     AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION              BALANCE  LOANS     TOTAL     BALANCE      WAC     TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
1.000                $49,922,680     236    13.31    $211,537    7.138   357.82    678     91.6
1.500               $324,536,757   1,340    86.56    $242,192    6.969   358.59    677     94.1
2.000                   $284,756       2     0.08    $142,378    8.278   358.61    676    100.0
3.000                   $201,600       1     0.05    $201,600    6.990   357.00    747     90.0
---------------------------------------------------------------------------------------------------------------------------------
                    $374,945,793   1,579   100.00    $237,458    6.992   358.48    678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                              Range of Lifetime Rate Floor                     (Excludes  0  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                         CURRENT    # OF    % OF     AVERAGE    GROSS    REMG.           ORIG
DESCRIPTION              BALANCE   LOANS   TOTAL     BALANCE      WAC    TERM   FICO     LTV
---------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000         $1,606,988       4    0.43    $401,747    4.879  358.41    737     93.5
5.001 - 6.000        $46,549,555     143   12.42    $325,521    5.821  358.64    693     90.9
6.001 - 7.000       $180,433,910     689   48.12    $261,878    6.628  358.61    678     93.4
7.001 - 8.000       $107,338,448     529   28.63    $202,908    7.501  358.59    671     94.9
8.001 - 9.000        $31,412,390     177    8.38    $177,471    8.439  357.78    672     95.9
9.001 - 10.000        $4,198,373      26    1.12    $161,476    9.414  355.11    668     95.5
> 10.000              $3,406,129      11    0.91    $309,648   10.968  356.95    660     93.5
---------------------------------------------------------------------------------------------------------------------------------
                    $374,945,793   1,579 100.00     $237,458    6.992 358.48    678     93.8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                            Next Interest Adjustment Date                      (Excludes  0  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF    % OF      AVERAGE     GROSS     REMG.          ORIG
DESCRIPTION              BALANCE  LOANS   TOTAL      BALANCE      WAC      TERM   FICO    LTV
---------------------------------------------------------------------------------------------------------------------------------
10/05                   $249,654      2    0.07      $124,827    9.518   301.00    669    86.5



---------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------

                         MI Covered Loans (Aggregate)
                              ARM  $374,945,793
                                Detailed Report

---------------------------------------------------------------------------------------------------------------------------------
                                            Next Interest Adjustment Date                      (Excludes  0  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF    % OF      AVERAGE     GROSS     REMG.           ORIG
DESCRIPTION              BALANCE  LOANS   TOTAL      BALANCE       WAC     TERM   FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
11/05                   $137,038      2    0.04      $68,519     9.627   289.90    681     85.0
01/06                    $70,419      1    0.02      $70,419    10.375   304.00    673     85.0
02/06                   $569,948      3    0.15     $189,983     8.367   341.39    692     95.3
03/06                   $293,557      3    0.08      $97,852     9.244   305.16    674     89.1
01/07                   $518,960      2    0.14     $259,480     7.726   352.00    682     96.6
03/07                   $134,309      1    0.04     $134,309     6.870   354.00    642     90.0
05/07                   $683,329      4    0.18     $170,832     7.150   356.00    670     88.9
06/07                 $9,782,776     39    2.61     $250,840     7.092   357.03    676     92.5
07/07                $61,061,464    229   16.29     $266,644     6.896   358.00    680     94.1
08/07                $75,238,326    304   20.07     $247,494     6.969   359.00    678     94.2
09/07                $14,190,031     58    3.78     $244,656     6.890   360.00    669     94.7
04/08                   $394,597      2    0.11     $197,299     6.283   355.25    762    100.0
05/08                   $729,056      3    0.19     $243,019     6.868   356.00    644     91.9
06/08                 $8,426,758     37    2.25     $227,750     7.098   357.15    676     94.8
07/08                $69,166,053    311   18.45     $222,399     6.981   358.01    674     94.3
08/08               $113,615,418    497   30.30     $228,602     7.059   359.00    679     93.1
09/08                $19,684,098     81    5.25     $243,014     6.874   360.00    682     93.1
---------------------------------------------------------------------------------------------------------------------------------
                    $374,945,793  1,579  100.00     $237,458     6.992   358.48    678     93.8
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.